Hartford Life Insurance Company Separate Account Five:

333-36203	Director Life (Series II)
033-83654	Director Life (Series I)

Hartford Life and Annuity Insurance Company Separate Account Five:

333-36349	Director Life (Series II)
033-83650	Director Life (Series I)

Supplement Dated June 19, 2008 to the

Annual Product Information Notice Dated May 1, 2008

Supplement Dated June 19, 2008 to your Annual Product Information Notice

Hartford Global Technology HLS Fund and Hartford Global Equity HLS Fund:

On or about August 12, 2008, shareholders will vote on the proposed merger of the Hartford Global Technology HLS Fund into the Hartford Global Equity HLS Fund.  If the proposed merger is approved, all assets of the Hartford Global Technology HLS Fund will be transferred into the Hartford Global Equity HLS Fund, and shareholders of the Hartford Global Technology HLS Fund will receive shares of the Hartford Global Equity HLS Fund.  If approved by the shareholders, the merger is scheduled to take place on or about August 25, 2008 (merger date).

As a result, if any of your Policy Value is currently invested in the Hartford Global Technology HLS Fund Sub-Account, that Policy Value will be merged into the Hartford Global Equity HLS Fund Sub-Account on the merger date.  If any portion of your future Premium Payments are allocated to Hartford Global Technology HLS Fund Sub-Account, you should re-direct that allocation to another Sub-Account available under your Policy before the close of trading on the New York Stock Exchange on August 22, 2008.  Effective as of the close of trading of the New York Stock Exchange on August 22, 2008, we will not process any transaction that includes an allocation to Hartford Global Technology HLS Fund Sub-Account.

In the event that the proposed merger is approved, all references and information contained in the Annual Product Information Notice for your Policy related to Hartford Global Technology HLS Fund are deleted.

Hartford Global Equity HLS Fund:

Effective August 22, 2008, the Hartford Global Equity HLS Fund is added and made available as an underlying investment option under your policy.  The following changes are made to your Annual Product Information Notice:

Under the table entitled, “Underlying Fund Fees and Expenses,” the following expense information is added for the Hartford Global Equity HLS Fund:

Underlying Fund:	Management Fee	Distribution and/or Service(12b-1) Fees *	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Hartford Global Equity HLS Fund - Class IA	0.950%	N/A	0.100%	N/A	1.050%	N/A	1.050	%(i)

*

The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

(i)	Other expenses are estimated based upon amounts for the current fiscal year.

Under the section entitled, “Underlying Fund Investment Objectives and Investment Advisers / Sub-Advisers,” in your Annual Product Information Notice, the following information is added to the table:

Hartford Global Equity HLS Fund - Class IA	Seeks long term capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Mortgage Securities HLS Fund and Hartford U.S. Government Securities HLS Fund:

On or about September 9, 2008, shareholders will vote on the proposed merger of the Hartford Mortgage Securities HLS Fund into the Hartford U.S. Government Securities HLS Fund.  If the proposed merger is approved, all assets of the Hartford Mortgage Securities HLS Fund will be transferred into the Hartford U.S. Government Securities HLS Fund, and shareholders of the Hartford Mortgage Securities HLS Fund will receive shares of the Hartford U.S. Government Securities HLS Fund.  If approved by the shareholders, the merger is scheduled to take place on or about September 29, 2008 (merger date).

As a result, if any of your Policy Value is currently invested in the Hartford Mortgage Securities HLS Fund Sub-Account, that Policy Value will be merged into the Hartford U.S. Government Securities HLS Fund Sub-Account on the merger date.  If any portion of your future Premium Payments are allocated to Hartford Mortgage Securities HLS Fund Sub-Account, you should re-direct that allocation to another Sub-Account available under your Policy before the close of trading on the New York Stock Exchange on September 26, 2008.  Effective as of the close of trading of the New York Stock Exchange on September 26, 2008, we will not process any transaction that includes an allocation to Hartford Mortgage Securities HLS Fund Sub-Account.

                In the event that the proposed merger is approved, all references and information contained in the Annual Product Information Notice for your Policy related to Hartford Mortgage Securites HLS Fund are deleted.

Hartford U.S. Government Securities HLS Fund:

Effective August 22, 2008, the Hartford U.S. Government Securities HLS Fund is added and made available as an underlying investment option under your policy.  The following changes are made to your Annual Product Information Notice:

Under the table entitled, “Underlying Fund Fees and Expenses,” the following expense information is added for the Hartford U.S. Government Securities HLS Fund:

Underlying Fund:	Management Fee	Distribution and/or Service(12b-1) Fees *	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Hartford U.S. Government Securities HLS Fund - Class IA	0.450%	N/A	0.020%	N/A	0.470%	N/A	0.470%

*

The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

Under the section entitled, “Underlying Fund Investment Objectives and Investment Advisers / Sub-advisers,” in your Annual Product Information Notice, the following information is added to the table:

Hartford U.S. Government Securities HLS Fund - Class IA	Maximize total return with a high level of current income consistent with prudent investment risk	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company

This supplement should be retained with the prospectus for future reference.

HV-6704